Exhibit 10.11

THIRD AMENDMENT TO AMENDED AND RESTATED MASTER MOTOR VEHICLE

FINANCE LEASE AGREEMENT

This THIRD AMENDMENT (this “Amendment”), dated as of May 9, 2007, amends the Amended and Restated Master Motor Vehicle Finance Lease Agreement (as amended to date, the “Finance Lease”), dated as of June 3, 2004, by and among AESOP LEASING L.P., a Delaware limited partnership, as lessor (the “Lessor”), AVIS BUDGET CAR RENTAL, LLC (formerly known as Cendant Car Rental Group, LLC), a Delaware limited liability company (“ABCR”), as a lessee (in such capacity, a “Lessee”), as administrator (in such capacity, the “Administrator”) and as guarantor (in such capacity, the “Finance Lease Guarantor”), AVIS RENT A CAR SYSTEM, LLC (formerly known as Avis Rent A Car System, Inc.) (“ARAC”), a Delaware limited liability company, as a lessee (in such capacity, a “Lessee”) and BUDGET RENT A CAR SYSTEM, INC. (“BRAC”), a Delaware corporation, as a lessee (in such capacity, a “Lessee” and together, with ABCR and ARAC, in their capacities as lessees, the “Lessees”). Unless otherwise specified herein, capitalized terms used herein shall have the meanings ascribed to such terms in (i) the Definitions List attached as Schedule I to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as amended to date, the “Base Indenture”), between Avis Budget Rental Car Funding (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC) (“ABRCF”), as Issuer, and The Bank of New York Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee (the “Trustee”), as such Definitions List may from time to time be amended in accordance with the terms of the Base Indenture or the Finance Lease, as applicable.

WITNESSETH:

WHEREAS, pursuant to Section 29 of the Finance Lease, the Finance Lease may be amended with an agreement in writing signed by the Lessor, the Finance Lease Guarantor and each Lessee and consented to in writing by ABRCF, as lender (in such capacity, the “Lender”), and the Trustee;

WHEREAS, the parties desire to amend the Finance Lease to reflect (i) ABCR’s entrance into a Guaranteed Depreciation Program with each of GM and Ford and (ii) the name changes of certain entities; and

WHEREAS, the Lessor has requested the Trustee and the Lender to, and, upon this Amendment becoming effective, the Lessor, the Lender and the Trustee have agreed to, amend certain provisions of the Finance Lease as set forth herein;

NOW, THEREFORE, it is agreed:

1. The Finance Lease is hereby amended by (i) deleting the term “Cendant Car Rental Group, LLC” and replacing it with “Avis Budget Car Rental, LLC” in each place such term appears, (ii) deleting the term “CCRG” and replacing it with “ABCR” in each place such term appears, (iii) deleting the term “Cendant Rental Car Funding (AESOP) LLC” and replacing it with “Avis Budget Rental Car Funding (AESOP) LLC” in each place such term appears, (iv) deleting the term “CRCF” and replacing it with “ABRCF” in each place such term appears and (v) deleting the term “Avis Rent A Car System, Inc.” and replacing it with “Avis Rent A Car System, LLC” in each place such term appears.

2. Attachment A (Vehicle Acquisition Schedule and Related Information) to the Finance Lease is hereby amended such that the reference therein to “GM Repurchase Program” shall hereby be replaced with “GM Guaranteed Depreciation Program or GM Repurchase Program, as applicable.”

3. Clause (c) of Section 2.9 of the Finance Lease will be amended and restated as follows:

“(c) the aggregate Net Book Value of all Non-Program Vehicles other than Non-Program Vehicles subject to a Manufacturer Program with a Specified Eligible Non-Program Manufacturer and Unaccepted Program Vehicles (or such portion thereof as is specified in such Supplement) leased under this Agreement (after giving effect to the inclusion or redesignation, as the case may be, of such Vehicle under this Agreement) and the AESOP I Operating Lease as of such date shall not exceed any applicable Maximum Non-Program Vehicle Amount,”

4. This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Finance Lease.

5. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following has occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment and (iii) the Trustee and the Lender shall have consented hereto.

6. From and after the Amendment Effective Date, all references to the Finance Lease shall be deemed to be references to the Finance Lease as amended hereby.

7. This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AESOP LEASING L.P., as Lessor

By:	AESOP LEASING CORP., its general partner

By:	/s/ Karen C. Sclafani
	Name:	Karen C. Sclafani
	Title:	Executive Vice President, General Counsel and Assistant Secretary

AVIS BUDGET CAR RENTAL, LLC, as Lessee, Administrator and Finance Lease Guarantor

By:	/s/ Karen C. Sclafani
	Name:	Karen C. Sclafani
	Title:	Executive Vice President, General Counsel and Assistant Secretary

AVIS RENT A CAR SYSTEM, LLC., as Lessee

By:	/s/ Karen C. Sclafani
	Name:	Karen C. Sclafani
	Title:	Executive Vice President, General Counsel and Assistant Secretary

BUDGET RENT A CAR SYSTEM, INC., as Lessee

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Assistant Treasurer

Acknowledged and Consented

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Lender

By:	/s/ Karen C. Sclafani
	Name:	Karen C. Sclafani
	Title:	Executive Vice President and Assistant Secretary

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:	/s/ Marian Onischak
	Name:	Marian Onischak
	Title:	Vice President